SUMMARY PROSPECTUS

MAY 1, 2011

REAL ESTATE SECURITIES FUND

of the TIAA-CREF Life Funds

Ticker: TLRSX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/lfres. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus, dated May 1, 2011, and Statement of Additional Information (“SAI”), dated May 1, 2011, and the sections of the Fund’s shareholder report dated December 31, 2010 from “Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

TIAA-CREF Life Funds ■ Real Estate Securities Fund  ■  Summary Prospectus     1

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.50%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.70%
Waivers and Expense Reimbursements[2]	0.13%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.57%

1 Expense information has been restated to reflect the Fund’s advisory and administration agreements effective May 1, 2010.

2 Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding any Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2012 unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through April 30, 2012 but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$58
3 Years	$211
5 Years	$377
10 Years	$858

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2010, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in the securities of companies that are principally engaged in or related to the real

2     Summary Prospectus  ■  TIAA-CREF Life Funds ■  Real Estate Securities Fund

estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund will invest primarily in equity securities of such companies, including equity securities of small-cap and mid-cap companies. The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and Advisors’ belief in management’s ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry. From time to time, the Fund may also invest in debt securities of companies principally engaged in or related to the real estate industry. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Fund also may invest up to 15% of its assets in real estate securities of foreign issuers and up to 20% of its assets in equity (including preferred stock) and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the FTSE NAREIT All Equity REITs Index.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

• Real Estate Investing Risk—As a result of the Fund’s investment objective, the Fund is subject to all of the risks associated with the ownership of real estate. These risks include, among others, declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, decreases in property revenues, increases in prevailing interest rates, property taxes and operating expenses, decreases in property revenue, changes in zoning laws and costs resulting from the cleanup of environmental problems.

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• Active Management Risk—The risk that securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

• Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

• Industry Concentration Risk—Because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to greater risk than those of other funds.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume and less liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2010, and how those

4     Summary Prospectus  ■  TIAA-CREF Life Funds ■  Real Estate Securities Fund

returns compare to those of the Fund’s benchmark index. Effective May 1, 2010, the fees charged to the Fund increased. The Fund’s past performance has not been restated to reflect such fees, and performance would be lower if it had been restated. In addition, returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

Past performance of the Fund is not necessarily an indication of how it will perform in the future. For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

AVERAGE ANNUAL TOTAL RETURNS (%)

Best quarter: 31.84%, for the quarter ended September 30, 2009. Worst quarter: -37.26%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2010

	One Year	Five Years	Since Inception
Real Estate Securities Fund (Inception: October 28, 2002)	31.16%	2.64%	11.31%
FTSE NAREIT All Equity REITs Index
(reflects no deductions for fees, expenses or taxes)	27.95%	3.03%	11.72%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

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Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	David Copp	Brendan W. Lee
Title:	Director	Director
Experience on Fund:	since 2005	since 2006

PURCHASE AND SALE OF FUND SHARES

Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares.

TAX INFORMATION

Because the only shareholders of the Fund are the insurance companies offering the variable annuity and life insurance contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

The Fund is only available as an underlying investment for variable life insurance and variable annuity contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

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